Exhibit 10.1

[CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [***] IS CONFIDENTIAL AND HAS BEEN EXCLUDED BECAUSE IT (I) IS NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.]

Amendment 1 to Statement of Work A-1

Increased Demand from September 2023 Through December 2024

This Amendment 1 to Statement of Work A-1 (“Amendment 1”) is entered into September 1st, 2023 (the “Amendment 1 Effective Date”) by and between Arcellx, Inc. (“Arcellx” or the “Client”) and LONZA Houston, Inc. (“LONZA”) pursuant to the Manufacturing Services Agreement dated 02 September 2021 by and between Client and LONZA (the “Agreement”), amends Statement of Work A-1 made effective as of February 16, 2022 (“SOW A-1”) and entered into under the Agreement, and is incorporated into and made a part of and governed by such Agreement and SOW A-1. In the event of an inconsistency between the Agreement and this Amendment 1, the Agreement shall control unless otherwise specifically stated below.

All capitalized terms used in this Amendment 1 shall have the meanings ascribed to them in the Agreement or SOW A-1, as applicable, unless otherwise indicated.

WHEREAS, the Parties desire to amend Statement of Work A-1 by agreeing to this Amendment 1.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants herein set forth, the Parties hereby agree as follows:

1.
Section 4.4 (“cGMP Manufacturing”) of SOW A-1 is hereby amended by adding the following at the end of the sub-Section titled “Manufacturing Schedule”:

As of the Amendment 1 Effective Date, the Manufacturing Schedule of original SOW A-1 shall be amended by replacing it with the following revised “Amendment 1 Manufacturing Schedule”:

Amendment 1 Manufacturing Schedule:

a.
Following the Amendment 1 Effective Date, Lonza will provide [***] suites in which to manufacture Product (“[***]”) to meet Client’s estimated demand as set forth in detail below.

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i.
Lonza will provide manufacturing slots per month in accordance with the Manufacturing Plan provided below, subject to adjustments in accordance with the provisions of this paragraph (a)(i).

Client may request additional slots for any given month, up to a maximum number of slots in any given month of [***], by providing at least [***] advanced written notice of such increase for the applicable month. Lonza will use Commercially Reasonable Efforts, [***].

Subject to the adjustments set forth above, Client shall be obligated to [***] (subject to the requirements set forth in (a)(ii)) [***] pursuant to the Manufacturing Plan below, as may be modified via Client request pursuant to the above, [***].

[***] will be utilized [***] for manufacturing Client’s Product through the remainder of the term of SOW A-1.

The manufacturing will follow the schedule below, unless updated per Client request pursuant to the above.

Manufacturing Plan:

[***]

If Lonza fails to provide the capacity as set forth in the Manufacturing Plan, accounting for any adjustment pursuant to this paragraph (a)(i), other than to the extent that such failure to provide capacity resulted from (i) Client causing a slot to not be available, (ii) a shutdown occurring in accordance with paragraph (c) under the heading “Amendment 1 Manufacturing Schedule” of this Amendment 1 or (iii) reasons outside the reasonable control of Lonza, and subject to SOW A-1 Sections 7 and 8, Client shall [***] to reflect the capacity actually provided. If Lonza fails to provide the capacity as set forth above, accounting for any adjustment pursuant to this paragraph (a)(i), and [***].

ii.
Lonza will offer the manufacturing dates for each slot by a minimum of [***] prior to the start of the manufacturing month. Client may use an offered slot [***]. Client shall confirm if Client wishes to use an applicable offered slot for [***] with a minimum of [***] written notice prior to the manufacturing commencement of a Batch in such offered slot (except with respect to Batches where Lonza is providing Starting Material, in which case Client must provide at least [***] written notice prior to the manufacturing commencement of that Batch). Client may separately choose, on an ad hoc basis and via confirmation in writing at least [***] prior to the manufacturing commencement of a Batch, to use an offered slot for another type of run ([***]).
iii.
Lonza will prepare the released Product for shipment to the clinical site within [***] of the lot release provided that Client provides [***] written notice to Lonza for the shipment request.

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b.
The manufacturing model assumes the following:
i.
[***].
ii.
When possible, Client will ship Starting Material in time for Lonza to receive it [***] prior to the start of manufacturing for that applicable Batch. For Lonza to initiate manufacturing of a Batch on the same day that Lonza receives the Starting Material for that Batch, Lonza must receive the applicable Starting Material by no later than [***]. If Starting Material is received later than [***], Lonza will make Commercially Reasonable Efforts, but is not otherwise obligated, to initiate [***]. For clarification, Starting Material received later than [***] will be [***].
c.
Shutdowns: The slots will be scheduled in a cGMP suite based on Lonza’s twice-yearly mandatory suite shutdowns for suite maintenance. Lonza shall notify the Client of the month in which a shutdown is expected to take place at least [***] in advance and will provide a minimum of [***] advance written notice to Client regarding actual suite shutdown schedule dates ([***]).
d.
APS requalification runs will be required as set forth in Section 4.1.3.b of this SOW A-1. If Client requests in writing, Lonza will use Commercially Reasonable Efforts to perform APS requalification runs outside of slots provided pursuant to the Manufacturing Plan, and if Lonza does so Client shall pay the “APS Requalification” fee per run as set forth in the Pricing Table below. Otherwise, Lonza will utilize one (1) manufacturing slot provided pursuant to the Manufacturing Plan for the applicable APS requalification run, and [***].
e.
Unless the Parties have executed or are negotiating in good faith a commercial manufacturing agreement with respect to the Product, and subject to SOW A-1 Section 8.a.i below, in the case of a termination by Client pursuant to Section 14.3 of the Agreement, Lonza will perform project closeout activities (example: APSs, equipment movement, etc.) only after completion of all Product manufacturing scheduled during the Term (i.e., the close-out period will commence after expiration of the Term). Lonza will provide a Change Order to Client with the list of closeout activities and associated fees. Such closeout fees are estimated to be [***].
f.
Batch release:
a.
Notwithstanding anything else to the contrary in SOW A-1, the Agreement, or the Parties’ Quality Agreement dated August 25, 2022, Lonza will use Commercially Reasonable Efforts to perform and complete such clinical Batch release, but does not guarantee clinical Batch release, within [***] from the completion of manufacture of that Batch.

2.
Section 6 (“Financial Terms”) of SOW A-1 is hereby amended by adding the following at the end of the sub-Section titled “Pricing Table”:

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As of the Amendment 1 Effective Date, the Pricing Table provisions of original SOW A-1 shall be amended by replacing it with the following revised “Amendment 1 Pricing Table”:

Amendment 1 Pricing Table

[***]

[***]

3.
Section 6 (“Financial Terms”) of SOW A-1 is hereby further amended by adding the following after the sub-Section titled “Pricing Assumptions” and before the sub-Section titled “Limitation of Liability”:

As of the Amendment 1 Effective Date, the [***] and Pricing Assumptions provisions of original SOW A-1 shall be amended by replacing it with the following revised “Amendment 1 [***]”:

Amendment 1 [***]:

Lonza will invoice the Client on a monthly basis for the following starting with the Amendment 1 Effective Date:

a.
APS re-qualification: [***] per run, if applicable. For clarity and confirmation, if Client has not used all its scheduled manufacturing slots, Client may use such slot(s) for APS re-qualification runs at no additional cost and Lonza will accommodate such request.
b.
[***]: Pursuant to the Pricing Table above and as otherwise set forth in this SOW A-1 [***] (subject to the terms herein) in an applicable month.
c.
Materials: Materials will be invoiced as follows, calculated at [***]:

- [***].

- [***].

d.
Starting Material: Invoiced in the month the applicable order is placed by Lonza.
e.
Third-Party Testing: Invoiced at [***].
f.
Shipping Preparation: Invoiced at [***].

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g.
Travel: Travel costs incurred by Lonza associated with any project activities (if any) will be invoiced at cost in the month in which such travel costs are incurred. Travel costs may include air fare, hotel accommodations, food, and miscellaneous expenses. All travel costs and expenses will comply with the Client’s travel policies and Lonza shall submit all travel arrangements for Client’s review prior to booking.

Amendment 1 Pricing Assumptions

a.
Any changes made to the manufacturing Process and/or analytical methods that may impact the prices or fees set forth in this SOW A-1 will be covered via Change Order.
b.
The [***] include labor and internal testing for each activity in the Project Scope.
c.
Price estimate of consumables, raw materials, and other Materials set forth above are only estimates .
d.
Materials evaluation, vendor qualification, and additional capital expenditures, if required, are excluded from this SOW A-1 and, if applicable, will be subject to a Change Order or separate agreement.
e.
If additional runs or repeated Project Activities are required, additional fees may apply and will be addressed via a Change Order or separate agreement.
f.
Shipping pricing listed above will be applicable to the shipping of samples as well as final product using Lonza’s standard shipping procedures and shipping containers/material.

− The above shipping quantity is specific to [***] final drug product shipment per batch manufactured. If additional doses are required to be shipped per batch, then the Client and Lonza will mutually agree on a path forward.

− Any Product-specific shipping requirement will lead to revised shipping fees.

g.
Project close-out fees are excluded and will be covered via a change order or separate agreement. Such fees are estimated to be approximately [***].

4.
Except as modified by this Amendment 1, all other terms and provisions of the Agreement and SOW A-1 shall remain in full force and effect in accordance with their terms.
5.
SOW A-1, as amended by this Amendment 1, and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written, between the Parties hereto in respect of the subject matter hereof.
6.
This Amendment 1 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same

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document. Each party acknowledges that an original signature or a copy thereof transmitted by facsimile or by pdf shall constitute an original signature for purposes of this Amendment 1.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment 1 as of the last date of signature below.

Lonza Houston, Inc. Arcellx, Inc.

By: By:

Name: Name:

Title: Title

Date: Date:

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